UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WASHINGTON PRIME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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WASHINGTON PRIME GROUP INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

WASHINGTON PRIME GROUP INC.

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

October __, 2020

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Washington Prime Group Inc. (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, December 17, 2020 and will be a webcast meeting of shareholders.

In light of the public health and safety concerns related to the coronavirus (COVID-19) global pandemic and the various measures being implemented to reduce its spread, the Special Meeting will be held via live webcast only. Holders of our common shares will be able to access the Special Meeting, vote, and submit any relevant questions during the Special Meeting via live webcast at www.virtualshareholdermeeting.com/WPG2020SM.

To participate in the Special Meeting, you must have your sixteen-digit control number that is shown on your proxy card. Access to the Special Meeting is limited to our common shareholders of record, or their duly appointed proxies, as of the close of business on October 20, 2020. It is important that your common shares be represented at our online Special Meeting. We hope that you will participate in the Special Meeting.

Please vote your shares as promptly as possible by signing, dating and returning the enclosed proxy card. You may also vote by proxy over the Internet, by mail, or by telephone by following the instructions provided in your proxy card, or by participating in the Special Meeting via live webcast at www.virtualshareholdermeeting.com/WPG2020SM. We encourage you to read the Proxy Statement carefully before voting.

If you are a preferred shareholder or a holder of the operating partnership units of our limited partnership, Washington Prime Group, L.P., or a holder of certain derivative securities of our common shares, we will be sending you a copy of the enclosed notice of the Special Meeting because the proposal to be considered and acted upon at the Special Meeting is a proposed amendment to our Amended and Restated Articles of Incorporation (the “Charter”) to effectuate a contemplated reverse stock split. As such, under Indiana law and the Charter, you are entitled to receive notice of the Special Meeting and a copy of the proposed amendment to the Charter, but are not entitled to vote on the matter being acted on at the Special Meeting.

Our Board of Directors appreciates your support of our company in these challenging times.

Sincerely,

[SIGNATURE]

Robert J. Laikin

Chairman of the Board

[SIGNATURE]

Louis G. Conforti

Chief Executive Officer and Director

YOUR VOTE IS IMPORTANT.

PLEASE FOLLOW THE INSTRUCTIONS FOR THE VOTING METHOD YOU SELECT.

Forward Looking Statements

This Proxy Statement, together with other statements and information publicly disseminated by Washington Prime Group Inc., contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Future events and actual results may differ from the events discussed in the forward-looking statements. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, competition, employment litigation, transaction delays, the failure of Washington Prime Group Inc. to qualify as a real estate investment trust, loss of key personnel, the failure to achieve earnings/funds from operations targets or estimates, factors discussed in the section titled “Proposal for Shareholder Consideration During the Special Meeting – Risks Associated with a Reverse Stock Split” below, as well as other risks listed from time to time in our Annual Report on Form 10-K for the year ended December 31, 2019 and other reports and statements filed by Washington Prime Group Inc. with the Securities and Exchange Commission.

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WASHINGTON PRIME GROUP INC.

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2020

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Washington Prime Group Inc., an Indiana corporation and real estate investment trust (“WPG” or the “Company”), will be held at 10:00 a.m., Eastern Time (“ET”), on Thursday, December 17, 2020. The Special Meeting will be held virtually via webcast and can be accessed via the Internet at www.virtualshareholdermeeting.com/WPG2020SM. There is no physical location for the Special Meeting. We are holding the Special Meeting for the following purpose:

1.	To authorize the amendment of the Amended and Restated Articles of Incorporation of the Company to effect a one (1) for nine (9) reverse stock split of the Company’s common stock.

The Proxy Statement following this notice describes this matter in detail. You may vote in the virtual Special Meeting and any postponements or adjournments thereof if you were a holder of record of our common shares as of the close of business on October 20, 2020, the record date fixed by our Board of Directors for determining the holders of record of the common shares entitled to receive notice of and to vote in the virtual Special Meeting. The Company’s Board of Directors urges each shareholder to read carefully the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT AND YOU SHOULD VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE SPECIAL MEETING. COMMON SHAREHOLDERS ARE CORDIALLY INVITED TO ACCESS THE SPECIAL MEETING AT THE INTERNET ADDRESS PROVIDED ABOVE.

If you are a shareholder of record of our common shares then you may change your vote or revoke your proxy at any time before your proxy is exercised during the Special Meeting by following the voting instructions on the enclosed proxy card. Alternatively, you may also change your proxy vote by accessing the virtual Special Meeting and voting; however, merely accessing the website for the Special Meeting will not serve to revoke a proxy unless you specifically request such a revocation. If your common shares are held in a stock brokerage account or by a bank or other nominee, then you must contact the institution or representative that holds your shares and follow its instructions for revoking your proxy. Beneficial owners of common shares held in a brokerage account, by a bank or other nominee are advised that if you do not timely provide instructions to your broker, banker, or nominee, your shares may not be voted in connection with the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a one (1) for nine (9) reverse stock split because brokers, bankers, trustees or other nominees may, but are not required to, vote on the proposal if they do not receive instructions from the beneficial owner as to how to vote.

By Order of the Board of Directors,

[SIGNATURE]

Robert P. Demchak

Executive Vice President, General Counsel and Corporate Secretary

October __, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on December 17, 2020:

Copies of our Proxy Materials, consisting of the Notice of Special Meeting of Shareholders and
the Proxy Statement, are available at
https://investor.washingtonprime.com/investor-relations/financial-info/sec-filings/default.aspx

WASHINGTON PRIME GROUP INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

WASHINGTON PRIME GROUP INC.

180 East Broad Street

Columbus, Ohio 43215

(614) 621-9000

PROXY STATEMENT

Special Meeting of Shareholders – Thursday, December 17, 2020 – 10:00 a.m., ET

www.virtualshareholdermeeting.com/WPG2020SM

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Who is Soliciting My Vote?

The Board of Directors (the “Board”) of Washington Prime Group Inc., an Indiana corporation and real estate investment trust or REIT, is soliciting proxies from the holders of Washington Prime Group Inc.’s issued and outstanding common shares of beneficial interest, $0.0001 par value per share (the “Common Shares” or “Common Stock”) to be voted during a special meeting (the “Special Meeting”) of the shareholders of Washington Prime Group Inc. and any adjournments or postponements of such meeting for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders (the “Meeting Notice”). Proxy materials for the Special Meeting are first being sent to shareholders on or about October __, 2020. From time to time throughout this Proxy Statement, Washington Prime Group Inc. will be referred to as the “Company,” “WPG,” “we,” “us,” “our,” or “our company.”

Your Vote is Very Important

Because of concerns relating to the global pandemic of the novel coronavirus (COVID-19) and to provide access to the Special Meeting for our shareholders in light of such concerns, the Special Meeting is being conducted in a virtual-only webcast format that is accessible via the Internet at www.virtualshareholdermeeting.com/WPG2020SM. There is no physical location for the Special Meeting.

Voting by Shareholders of Record. If you are a common shareholder of record and wish to access the Special Meeting to vote your shares, then you will need your sixteen-digit control number that was provided to you on your proxy card. You will need this control number to vote your shares, submit any questions for consideration during the Special Meeting, or to change your previously submitted proxy vote. You may also vote by proxy over the Internet, by mail, or by telephone following the instructions provided in your proxy card.

Voting by Beneficial Owners. If your Common Shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of Common Shares held in “street name.” If you are a beneficial owner and you wish to access the Special Meeting, then you must follow the directions for accessing the Special Meeting that you receive from the organization that holds your Common Shares. If you hold your Common Shares in “street name,” please check the materials provided by your broker or contact your broker, nominee, fiduciary or other custodian(s) to determine if you will be able to vote over the Internet or by telephone.

What Am I Voting On?

There is one (1) proposal (the “Proposal”) to be considered and voted on by holders of Common Shares (the “Common Shareholders” or a “Common Shareholder”) during the Special Meeting:

►	Proposal 1:	To authorize the amendment of the Amended and Restated Articles of Incorporation of the Company to effect a one (1) for nine (9) reverse stock split of the Company’s Common Stock.

What is the Board’s Voting Recommendation?

The Board unanimously recommends that Common Shareholders vote FOR the Proposal.

Will Additional Matters be Presented During the Special Meeting?

Under Indiana law, only matters described in the Meeting Notice may be conducted at the Special Meeting. Therefore, only the Proposal will be considered during the Special Meeting.

How Do I Access the Special Meeting?

The Special Meeting will begin at 10:00 a.m., ET, on Thursday, December 17, 2020. In order to access and participate in the Special Meeting, if you are a registered Common Shareholder then use your sixteen-digit control number to access the website www.virtualshareholdermeeting.com/WPG2020SM that is hosting the Special Meeting. Be sure to have computer speakers (and headphones, if necessary) as the audio will only stream through computer speakers. There is no telephone conference line. Common Shareholders that hold their shares in “street name” should follow the instructions for accessing the website hosting our Special Meeting in the voter instruction form provided by the brokerage, bank, trust or other custodian that holds your Common Shares.

Common Shareholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to provide time to register and download, if needed, any required software and test the Internet connectivity of their computer or other technical equipment used to access the Special Meeting. The webcast replay of the Special Meeting proceedings will be available at www.virtualshareholdermeeting.com/WPG2020SM 24 hours after the Special Meeting concludes. The replay will be available for a period of one (1) year following the Special Meeting date. Common Shareholders who access the Special Meeting and do not enter their sixteen-digit control number will only be able to listen to the proceedings and will not be able to vote or otherwise participate.

How Do I Submit a Question for Consideration During the Special Meeting?

If you would like to submit a relevant question before the Special Meeting convenes then visit www.proxyvote.com and submit a question for consideration. Once the Special Meeting begins and the webcast commences then you may submit a relevant question for consideration, once you have logged into the webcast at www.virtualshareholdermeeting.com/WPG2020SM and entered your sixteen-digit control number, by simply typing in your question in the “Ask a Question” box and clicking “Submit.” All appropriate and relevant questions will be eligible for selection by the Special Meeting chairperson to be asked during the Special Meeting proceedings and considered.

What If I Encounter Technical Problems in Accessing or Participating in the Special Meeting?

We have provided a toll-free technical support “help line” that can be accessed by any Common Shareholder who is experiencing technical challenges or problems logging into or participating in our virtual Special Meeting. If you encounter any difficulties accessing the Special Meeting during the registration or meeting time, then please call the technical support telephone number that will be posted to the Virtual Shareholder Meeting log-in page. Technical support is only available fifteen (15) minutes before the Special Meeting start time and during the Special Meeting. The technical support number for assistance is only available the day of the Special Meeting.

Who is Entitled to Vote?

You are entitled to vote on the Proposal during the virtual Special Meeting if you owned Common Shares at the close of business on Tuesday, October 20, 2020 (the “Record Date”), the date fixed by the Board for determining the holders of record of the Common Shares entitled to receive notice of and to vote during the Special Meeting.

How Many Common Shares May Vote During the Special Meeting?

On the Record Date, a total of __________ Common Shares were outstanding and entitled to vote on the Proposal during the virtual Special Meeting. Holders of our preferred shares and certain other derivative securities of the Common Shareholders are entitled to receive notice of the Special Meeting but are not entitled to vote on the Proposal or access the Special Meeting.

What If I Receive More Than One Set of Proxy Materials or More Than One Control Number?

If you receive more than one proxy card or voter instruction form or more than one set of our proxy materials because you hold Common Shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts and you have received more than one sixteen-digit control number, then you will need to enter each respective control number when accessing the Special Meeting, or otherwise, to vote the Common Shares associated with that particular control number and relating to the respective account(s) in which those Common Shares are held.

How Many Common Shares Must be Present in Order for the Special Meeting to Proceed?

The representation at the Special Meeting, either virtually or by proxy, of holders of Common Shares representing a majority of all the votes entitled to be cast during the Special Meeting as of the Record Date, or at least __________ Common Shares, will constitute a quorum for the transaction of business during the Special Meeting.

What is a Proxy?

A proxy is a person or entity authorized to act for another. In the context of our Special Meeting, by executing our proxy card, you will appoint the individuals designated on it to vote your shares represented by the proxy card as specifically instructed on the proxy card.

What is the Difference Between a “Shareholder of Record” and a “Street Name” Holder?

These terms describe how your Common Shares are held. If your Common Shares are registered directly in your name with Computershare, Inc., our transfer agent (“Computershare”), then you are a “shareholder of record.” If your Common Shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, then you are a “street name” holder.

How Do I Vote My Common Shares?

If you are a “shareholder of record,” you have several choices. You can vote your Common Shares in one of the following ways:

►	via the Internet: www.proxyvote.com until 11:59 P.M. ET on December 16, 2020;

►	by telephone: 1-800-690-6903 until 11:59 P.M. ET on December 16, 2020;

►	by completing, signing and returning your proxy card by mail; or

►	logging into www.virtualshareholdermeeting.com/WPG2020SM using your sixteen-digit control number to access the Special Meeting and vote during the proceedings.

If you participate in the Computershare Investment Plan (the “CIP”) and hold your Common Shares directly in your name, then you will receive a notice or instruction card with respect to how to vote the Common Shares held directly in your name and for the Common Shares that you have acquired and hold through the CIP.  If you participate in the CIP and own your Common Shares in “street name” through a brokerage account, then you will receive a voter instruction form or proxy card covering the Common Shares held in the CIP from your bank, broker, trustee or other nominee.

In the event that you hold Common Shares in “street name,” your broker, bank, trustee or nominee will provide you with materials and instructions for accessing the Special Meeting and voting your Common Shares. The rules of the New York Stock Exchange (“NYSE”) require your broker, banker, trustee or other nominee to first obtain your voting instructions with respect to those Common Shares before voting on non-routine matters. As the Proposal is considered a routine matter, NYSE rules permit, but do not require, your broker, banker, trustee or other nominee to vote your common shares on the Proposal without receiving your voting instructions.

What Are Broker Non-Votes?

A broker non-vote occurs when a nominee, such as a broker, holding Common Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its Common Shares. Because brokers, bankers, trustees or other nominees may, but are not required to, vote on the Proposal without receiving instructions from the beneficial owner as to how to vote its Common Shares, there will be no broker non-votes on the Proposal.

Can I Vote My Common Shares During the Special Meeting?

If you are a “shareholder of record,” you may vote your Common Shares during the Special Meeting. If you hold your Common Shares in “street name,” you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote your Common Shares during the Special Meeting.

 How Will Abstentions and Broker Non-Votes be Treated?

Abstentions will have no effect on the outcome of the Proposal but will be considered present for the purposes of determining a quorum. There will be no broker non-votes regarding the Proposal.

What Vote Is Required to Approve the Proposal?

All Common Shares are entitled to one vote per share. To approve the Proposal, the following votes are required from the holders of Common Shares:

►	Proposal 1: The number of votes cast “FOR” the Proposal must exceed the number of votes cast “AGAINST” it.

Can I Change My Vote After I Have Submitted My Proxy?

If you are a Common Shareholder of record, you may revoke your proxy in any one of the following ways:

►	by sending a written notice of revocation to our Corporate Secretary at 180 East Broad Street, Columbus, Ohio 43215 that is received prior to the Special Meeting, stating that you revoke your proxy;

►	by signing a later-dated proxy card and submitting it so that it is received prior to the Special Meeting in accordance with the instructions included in the proxy card;

►	by granting a subsequent proxy by telephone or through the Internet; or

►	logging into www.virtualshareholdermeeting.com/WPG2020SM using your sixteen-digit control number to access the Special Meeting and vote during the proceedings.

If your Common Shares are held in “street name,” you should follow the instructions provided by your broker, bank, trustee or nominee.

How Will My Common Shares be Voted If I Do Not Specify How They Should be Voted?

If you sign and return a proxy card without indicating how you want your Common Shares to be voted, the persons named as proxies will vote your Common Shares “FOR” the Proposal. As a holder of our Common Shares in “street name” through a broker, banker, trustee or other nominee, if you fail to provide voting instructions with respect to the matters presented in the Proposal then your broker, banker or other nominee may or may not vote with respect to the Proposal.

Who Will Count the Votes?

Broadridge Financial Solutions, Inc. will count the votes and will serve as the inspector of election for the Special Meeting.

Who Pays the Cost of This Proxy Solicitation?

We will pay the cost of preparing, filing, assembling and mailing the proxy materials. We may also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. Additionally, we have retained Georgeson LLC to assist in the solicitation of proxies. Georgeson LLC will receive a fee of $9,000 and reimbursement of reasonable expenses. You are encouraged to contact Georgeson LLC with any questions that you may have at the following toll-free number: 866-482-5026.

Is this Proxy Statement the Only Way That Proxies are Being Solicited?

Certain directors, executive officers, employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

What Do I Need To Do to Access the Special Meeting?

Only Common Shareholders as of the close of business on the Record Date are entitled to receive a sixteen-digit control number to access and participate in the Special Meeting. All other persons or entities who access the Special Meeting as a guest will only be able to listen to the proceedings and will not be permitted to vote, ask a question or otherwise participate. If your Common Shares are held in “street name” as of the close of business on the Record Date then you are entitled to access the Special Meeting using the instructions provided by your broker, bank, trustee or nominee holding your Common Shares. Unauthorized access to the Special Meeting or the use of deceptive actions, artifice, or tactics to gain access to the Special Meeting is prohibited. Accessing the Special Meeting after the proceedings have commenced or failing to comply with the rules for the Special Meeting as well as the procedures discussed herein or described in the materials you received regarding the Special Meeting could adversely affect your ability to participate in the Special Meeting.

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PROPOSAL FOR SHAREHOLDER CONSIDERATION DURING THE SPECIAL MEETING

The following Proposal will be presented during the Special Meeting to be voted on by Common Shareholders as the close of business on the Record Date and represented, virtually or by proxy, at the Special Meeting.

PROPOSAL 1: TO AUTHORIZE THE AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A ONE (1) FOR NINE (9) REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

The Board has proposed to amend the Company’s Amended and Restated Articles of Incorporation to effect a one (1) for nine (9) reverse stock split (the “Reverse Stock Split”) primarily to facilitate the continued listing of the Company’s Common Stock on the NYSE. One criteria for continued listing on the NYSE is that the average closing price of a listed company’s common stock be at least $1.00 per share over a consecutive 30 trading-day period. The per share price of the Common Stock does not currently meet the average closing price requirement of the NYSE. The Company received a deficiency notice from the NYSE that the Company had failed to maintain an average closing price of its Common Stock of not less than $1.00 over a consecutive 30 trading-day period. As a result, the Company has until January 1, 2021 to regain compliance.

After careful consideration, on August 6, 2020, the Board determined that it would be in our best interests and the best interests of our shareholders to seek shareholder approval to authorize the Board to amend Article FOURTH of our Amended and Restated Articles of Incorporation to effect the Reverse Stock Split of our outstanding Common Shares using a one-for-nine conversion ratio (the “Reverse Stock Split Authorization”).

Reasons for THE Reverse Stock Split

One of the primary objectives in effecting the Reverse Stock Split is to raise the per share trading price of our Common Stock in order to maintain the eligibility of the Common Stock for listing on the NYSE and avoid delisting. The Board believes that the Reverse Stock Split will result in the market price of the Common Stock rising to the level necessary to satisfy the $1.00 minimum average closing price continued listing requirement. However, even if the per share trading price of the Common Stock equals or exceeds $1.00, such price may not remain equal to or in excess of $1.00 for a substantial period of time. The market price of the Common Stock is also based on other factors in addition to the number of shares outstanding, including our future performance. A second objective of the Reverse Stock Split is to increase the price per share in order to enhance the marketability of our Common Stock.

Risks Associated with a Reverse Stock Split

While we believe that a higher share price may help generate investor interest in our Common Stock, the Reverse Stock Split may not result in a share price that will attract brokers, institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. The market price of the Common Stock is also based on our performance and other factors, which are unrelated to the number of shares of the Common Stock outstanding. There are numerous factors and contingencies that could affect our share price following the Reverse Stock Split, including the status of the market for the Common Stock at the time, our reported results of operations in future periods and general economic, market and industry conditions. Accordingly, although the price of the Common Stock may increase immediately following the Reverse Stock Split, there can be no assurance that the market will sustain any such increase. If the market price of the Common Stock declines after the Reverse Stock Split, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the split will be lower than before the split. In addition, a decline in the market price of the Common Stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a split.

Following the Reverse Stock Split, our outstanding shares would be reduced, which may lead to reduced trading volume and less liquidity for the Common Stock. That may increase the volatility of our Common Share price.

The Reverse Stock Split may result in some Common Shareholders owning “odd lots” of less than 100 shares of the Common Stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in lots of even multiples of 100 shares.

Conversion Ratio

If you authorize the Proposal, the Board would be authorized to implement the Reverse Stock Split using a conversion ratio of one-for-nine (the “Conversion Ratio”) of all of our issued and outstanding shares of Common Stock. Please note that the number of shares of Common Stock authorized will remain unchanged following the Reverse Stock Split, which will have the effect of increasing the number of authorized but unissued shares of Common Stock available for future issuance. The Company has no current plans, proposals or arrangements to issue any of these authorized and unreserved/unissued shares of Common Stock. Currently, the Company has authority to issue 550,000,000 shares of capital stock, of which 350,000,000 shares are classified as Common Stock, par value $0.0001 per share, 75,000,000 shares are classified as Preferred Stock, par value $0.0001 per share, and 125,000,000 shares are classified as Excess Common Stock, par value $0.0001 per share. The determination of the Conversion Ratio at which the Reverse Stock Split would be effected was based upon market and business factors deemed relevant by the Board, including: the per share trading price of the Common Stock; compliance with the NYSE’s continued listing requirements; existing and expected marketability and liquidity of the Common Stock; prevailing stock market conditions; recent and expected business developments affecting us; our actual and forecasted results of operations; and the likely effect of the Reverse Stock Split on the market price of the Common Stock.

No further action on the part of the shareholders will be required for the Reverse Stock Split to be implemented. By voting to approve the Reverse Stock Split, the holders of the Common Stock will be authorizing our Board and our executive officers to implement the other aspects of the Reverse Stock Split as described in this proxy statement.

Timing and Effective Date

To effect the Reverse Stock Split, the Board would determine the timing for the split, and we would communicate that timing and any additional details regarding the Reverse Stock Split to the public prior to the effective time of the Reverse Stock Split. If the Common Shareholders approve the Proposal, the Company will file Articles of Amendment with the Indiana Secretary of State to amend Article FOURTH of the Company’s Amended and Restated Articles of Incorporation to add a new sentence at the end of Section (a) of Article Fourth such that Section (a) of Article FOURTH would read substantially as follows:

“(a) The total number of shares of stock of all classes which the Company has authority to issue is 550,000,000 shares of capital stock, of which 350,000,000 shares are classified as Common Stock, par value $0.0001 per share (“Common Stock”), 75,000,000 shares are classified as Preferred Stock, par value $0.0001 per share (“Preferred Stock”), and 125,000,000 shares are classified as Excess Common Stock, par value $0.0001 per share (“Excess Common Stock”). At the close of trading on the filing date hereof with the Indiana Secretary of State (the “Effective Date”), the issued and outstanding shares of Common Stock shall be changed to a lesser number of shares, and each nine shares thereof shall be deemed exchanged for one share of Common Stock without any further action by the holder thereof (the “Reverse Stock Split”). Any fractional share resulting from the Reverse Stock Split shall be rounded up to a whole share of Common Stock.”

The text of the proposed amendment is subject to modification to include such changes as may be required by the Indiana Secretary of State and as the Board deems necessary and advisable to effect the Reverse Stock Split. We would file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to announce the amendment of the Amended and Restated Articles of Incorporation. The Reverse Stock Split will become effective at the close of the stock market on the date of filing the Articles of Amendment with the Indiana Secretary of State, which is referred to as the “Effective Time.” Beginning at the Effective Time, each certificate representing pre-split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of post-split shares of Common Stock (based on the Conversion Ratio).

Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and implemented, it would not affect any holder’s percentage ownership interest in WPG, except that any fractional share resulting from the Reverse Stock Split would be rounded up to the next whole share of Common Stock. Our reporting requirements under the Exchange Act would not be affected. Our Common Stock would continue to be traded (or listed) on the NYSE under the symbol “WPG” (assuming the shares are not delisted), but our CUSIP number would be changed. We would file a Current Report on Form 8-K with the SEC to announce the results of the Special Meeting and, if approved, the amendment to the Amended and Restated Articles of Incorporation and that our CUSIP number has been changed.

As of the Record Date, there were _______ record holders of shares of Common Stock and ____________ issued and outstanding shares of Common Stock. If the proposed Reverse Stock Split had been completed on that date then there would be approximately ____________ issued and outstanding shares of Common Stock (without giving effect to the rounding up of fractional shares).

If the Reverse Stock Split is approved and implemented by the Board, all outstanding equity awards under the 2019 Washington Prime Group, L.P. Stock Incentive Plan, the Washington Prime Group, L.P. 2014 Stock Incentive Plan, the Glimcher Realty Trust Amended and Restated 2004 Incentive Compensation Plan, and the Glimcher Realty Trust 2012 Incentive Compensation Plan, and all prior such plans (collectively, the “Plans”), will be adjusted by the Conversion Ratio and will be rounded up to the nearest whole share of Common Stock. As of the Record Date, there were 569,855 shares of Common Stock issuable upon the exercise of stock options outstanding under the Plans and 4,254,195 shares of Common Stock issuable upon the vesting and settlement of restricted stock units (“RSUs”). No cash payment will be made in respect of a fractional share of any stock option, restricted stock units, long term incentive plan units (“LTIPs”) or performance share units (“PSUs). The Reverse Stock Split will not affect the expiration date of any outstanding awards under any Plan. The table below reports the outstanding stock options, RSUs, LTIPs, and PSUs issued from each of the Plans as of the Record Date.

Plan	Stock Options	Vested RSUs	Unvested RSUs	LTIPs	PSUs
A. Glimcher Realty Trust (“GRT”) Amended and Restated 2004 Incentive Compensation Plan	30,415	-	-	-	-
B. GRT 2012 Incentive Compensation Plan	201,940	-	-	-	-
C. Washington Prime Group , L.P. (“WPGLP”) 2014 Stock Incentive Plan	337,500	344,506	598,937	805,195	994,416
D. 2019 WPGLP Stock Incentive Plan	-	206,142	3,104,610	-	1,873,422

EFFECT ON OPERATING PARTNERSHIP

On the Effective Time of the Reverse Stock Split, all outstanding future or contingent rights to acquire Common Stock, such as LTIPs in WPGLP, an Indiana limited partnership (the Company’s operating partnership), will be adjusted proportionately to reflect the Reverse Stock Split. As of the Record Date, the Company had _________ limited partnership units (the “O.P. Units”) outstanding and ________ shares of Common Stock underlying LTIPs and OP Units.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Common Shareholders who own Common Stock directly or in street name prior to the Effective Time of the Reverse Stock Split and who otherwise would hold fractional shares because the number of shares of Common Stock they held before the Reverse Stock Split would not be evenly divisible by nine will be rounded up to the next whole share in lieu of such fractional shares. For example, if a Common Shareholder held 100 shares of Common Stock prior to the Reverse Stock Split, the Common Shareholder would be issued 12 shares of Common Stock on a post-split basis. Holders of less than nine (9) shares of Common Stock would receive one (1) share of Common Stock.

Treatment of Certificated Shares

As soon as practicable after the Effective Time of the Reverse Stock Split, our transfer agent will mail a transmittal form to each holder of record that holds certificates of our Common Stock. The transmittal form would be used in forwarding certificates for surrender and exchange into new post-split Common Stock in book-entry form to which the holder is entitled as a consequence of the Reverse Stock Split. The transmittal form will be accompanied by instructions specifying other details of the exchange.

After receipt of a transmittal form, each holder, as applicable, would surrender the certificates formerly representing shares of the Common Stock and, in exchange, would receive a book-entry statement reflecting the number of shares of Common Stock to which the holder is entitled following the Reverse Stock Split. No shareholder would be required to pay a transfer or other fee to exchange his, her or its certificates. Common Shareholders should not send in certificates until they receive a transmittal form from our transfer agent. The transfer agent will also provide instructions for holders who have lost their certificates or whose certificates have been destroyed.

The number of shares of Common Stock you own would automatically be reduced without any further action on your part and without regard to the date that you physically surrender your certificates to our transfer agent. Each certificate representing pre-split shares of Common Stock would, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, would be deemed to represent only the number of post-split shares of Common Stock resulting from the Reverse Stock Split. Although our Common Stock dividend is currently suspended, note that you would not be entitled to receive any dividends or other distributions payable by us after the Reverse Stock Split is effective until you surrender and exchange your certificates. If we issue and pay any dividends or make any distributions, these amounts would be withheld, accumulate and be paid to you, without interest, once you surrendered your certificates for exchange.

Please do not send your certificates until you receive a letter of transmittal following the Effective Time of the Reverse Stock Split.

All post-split shares issued to you by Computershare in connection with the Reverse Stock Split will be issued in “book-entry” form to an account established for you by Computershare. Most Common Shareholders find that this service is more convenient than holding physical certificates, and it protects you against the loss, theft or destruction of your certificates. Periodically, Computershare will send you a report showing the total number of shares held for you in book-entry form, along with a description of any additions to or subtractions from that number since the last report. Upon your written request at any time, Computershare will issue and have delivered to you certificates for all shares credited to your account.

Treatment of Existing Book-Entry Shares

If you currently hold your shares in book-entry form through our transfer agent, no action will be required on your part. The number of shares of Common Stock you own will automatically be reduced, our transfer agent will update its records accordingly, and a book-entry statement reflecting your new post-split Common Stock will be mailed to your address of record.

No Appraisal or Dissenters’ Rights

Under Indiana law, shareholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the Reverse Stock Split, and the Company will not independently provide shareholders with any such right.

Reservation of Rights

The Board reserves the right to not implement the Reverse Stock Split without further action by the holders of Common Stock at any time before the filing of the necessary Articles of Amendment with the Indiana Secretary of State, even if the Reverse Stock Split has been approved by the holders of Common Stock at the Special Meeting. By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with the Reverse Stock Split if it should so decide.

Material U.S. Federal Tax Consequences of the Reverse Stock Split to Holders of Common Stock

The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split. This summary addresses only shareholders who hold the pre-split shares of Common Stock, or post-split shares of Common Stock as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). The following is not an exhaustive discussion of all possible U.S. federal income tax considerations relating to the Reverse Stock Split. It does not address all of the special tax consequences applicable to certain shareholders, such as financial institutions, real estate investment trusts, regulated investment companies, tax-exempt organizations, insurance companies, partnerships, dealers in securities, traders who elect to use the mark-to-market method of accounting, mutual funds, qualified retirement plans, individual retirement accounts, shareholders who are not U.S. persons for federal income tax purposes, shareholders who hold the pre-split shares of Common Stock as part of a straddle, hedge or conversion transaction, shareholders who are subject to the alternative minimum tax provisions of the Code and shareholders who acquired their pre-split shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation for services. In addition, it does not address tax consequences under state, local, foreign or other laws. If an entity treated as a partnership for U.S. federal income tax purposes owns pre-split shares of Common Stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that are owners of pre-split shares of Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal, state, and local tax, non-U.S. tax, and non-income tax consequences to them of the Reverse Stock Split.

This summary is based upon provisions of the Code and Treasury regulations, published Internal Revenue Service (the “IRS”) guidance and judicial determinations as of the date hereof. These authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. Each shareholder is advised to consult his, her or its own tax advisor as to the tax consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. As such, the Company should not recognize any taxable gain or loss as a result of the Reverse Stock Split. In addition, provided that the fair market value of the post-split shares of Common Stock is equal to the fair market value of pre-split shares of Common Stock deemed surrendered in exchange therefor, a shareholder should not recognize any gain or loss in the Reverse Stock Split. The aggregate tax basis of the post-split shares of Common Stock should generally be equal to the aggregate tax basis of the pre-split shares of Common Stock and the holding period of the post-split shares of Common Stock received should include the holding period of the pre-split shares of Common Stock.

It is unclear whether Common Shareholders who receive rounded-up whole shares of Common Stock in the Reverse Stock Split in lieu of the fractional shares they would receive if fractional shares of Common Stock were issued in the Reverse Stock Split may be treated as having received a constructive taxable dividend under Section 305(c) of the Code in connection with the Reverse Stock Split. Under certain circumstances, constructive dividend treatment could arise to the extent that the distribution of such rounded-up fractional shares of Common Stock to such Common Shareholders in lieu of the fractional shares such Common Shareholders would receive if fractional shares of Common Stock were issued in the Reverse Stock Split is considered to have the effect of a distribution of property to some Common Shareholders coupled with an increase in the proportionate interests of other Common Shareholders in the assets or earnings and profits of the Company.  Consequently, the receipt of the rounded-up fractional shares of Common Stock may result in tax liabilities not material in amount in view of the low value of such rounded-up fractional interests. Common Shareholders receiving rounded-up fractional shares of Common Stock to round up the shares of Common Stock such Common Shareholders receive in the Reverse Stock Split to whole shares should consult their own tax advisors as to the likely tax impact to them of such rounded-up fractional share issuances.

THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO EACH SHAREHOLDER MAY VARY. YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR COMMON SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT AUTHORIZATION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

INFORMATION ABOUT SECURITY OWNERSHIP

The table and accompanying footnotes set forth below under the heading “Security Ownership of Certain Beneficial Owners & Management” provide the beneficial ownership information for each director, our named executive officers, and all current directors and executive officers of the Company as a group of the Company’s Common Shares and other equity securities as well as all other persons or entities known by the Company to be beneficial owners of more than five percent of the Company’s outstanding Common Shares and such other classes of equity securities of the Company as of the Record Date, except as otherwise noted. All partial Common Shares and units have been rounded up to the next whole Common Share or unit. This table includes information about Common Shares issued or issuable pursuant to our equity compensation plans as of the Record Date. The information in the table is presented without giving effect of the Reverse Stock Split should the Proposal be approved by the Common Shareholders during the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS & MANAGEMENT

COMMON STOCK OWNERSHIP

Name of Beneficial Owner(1)	Amount Beneficially Owned(2)	Percent Of Class

Louis G. Conforti	940,773(5)	(3)

Mark E. Yale	340,023(6)	(3)

Robert P. Demchak	149,940(7)	(3)

Melissa A. Indest	85,519(8)	(3)

Joshua P. Lindimore	55,802(9)	(3)

Paul S. Ajdaharian	11,459(10)	(3)

J. Taggart (“Tag”) Birge	128,663(11)	(3)

John J. Dillon III	71,347(12)	(3)

Robert J. Laikin	418,106(13)	(3)

John F. Levy	86,147(14)	(3)

Jacquelyn R. Soffer	186,859(15)	(3)

Sheryl G. von Blucher	93,743(16)	(3)

BlackRock, Inc.	20,417,162(17)	____%(4)

The Vanguard Group	30,858,639(18)	____%(4)

State Street Corporation	10,370,233(19)	____%(4)

All directors and executive officers as a group (12 persons)	2,611,865(20)	(3)

(1)	Unless otherwise indicated in the footnotes below, the address for each beneficial owner listed is 180 East Broad Street, Columbus, Ohio 43215.

(2)	Unless otherwise indicated in the footnotes below, the listed beneficial owner has sole voting and investment power with respect to the Common Shares.

(3)	As applicable and as of the Record Date, the percentage ownership of the listed person or group does not exceed one percent (1%) of WPG's outstanding Common Shares. Common Shares issuable upon exercise of stock options, RSUs, PSUs and LTIP holdings are included in the adjacent column for the listed person only to the extent the related stock options, RSUs, PSUs and LTIPs are exercisable or convertible into Common Shares within sixty (60) days following the Record Date.

(4)

For the entity listed, the Percent of Class was computed based on _______________ Common Shares outstanding as of the Record Date and in the case of all directors and executive officers as a group, the number of Common Shares issuable upon the exercise of vested stock options, conversion of vested RSUs and redemption of vested LTIPs, if any, held by all such members of such group in addition to the number of Common Shares outstanding on the Record Date. Common Shares issuable upon exercise of vested stock options, RSU holdings and LTIPs are included only to the extent the related stock options, RSUs, and LTIPs are exercisable or convertible into Common Shares within sixty (60) days following the Record Date.

(5)

Represents 925,990 unrestricted Common Shares held directly by Mr. Conforti. Also includes Mr. Conforti’s 14,783 vested RSUs. These RSUs represent a contingent right to receive one Common Share per vested RSU upon Mr. Conforti leaving the Board. Excluded from the total are 1,371,041 unvested RSUs of which 81,967 RSUs will vest in February 2021, 166,667 RSUs will vest in installments in February 2021 and February 2022, 500,000 RSUs shall vest in one-third installments in August 2022, 2023 and 2024; and 622,407 RSUs will vest in one-third installments in February 2021, 2022, and 2023; provided, in each instance that Mr. Conforti is in continued compliance with certain covenants in the Amended and Restated Employment Agreement, dated August 2, 2019 (the “Conforti Agreement”), and subject to certain provisions of such agreement relating to a change in control of the Company. Also excludes 1,618,309 unearned and unvested PSUs. These PSUs shall be earned based upon the satisfaction of certain total shareholder return (“TSR”) criteria with the number of PSUs Mr. Conforti can earn varying based on the Company’s TSR performance over a three-year performance period established at the time the respective PSU is allocated; provided, in each instance that Mr. Conforti is in continued compliance with certain covenants in the Conforti Agreement and subject to certain provisions of such agreement relating to a change in control of the Company. The RSUs and PSUs each represent a contingent right to receive one Common Share. All vesting of the aforementioned securities is subject to Mr. Conforti’s continued employment on the date the respective security vests or is earned. None of Mr. Conforti’s holdings are pledged as collateral or security.

(6)

Represents 340,023 Common Shares held directly by Mr. Yale. Excluded from the total are: (i) 53,232 vested LTIPs which may be converted (at Mr. Yale’s option) into a corresponding number of O.P. Units on a one-for-one basis subject to the terms and conditions of the applicable certificate of designation that relates to the units, (ii) 175,536 unvested RSUs of which 16,393 RSUs will vest in February 2021, 34,662 RSUs which shall vest in installments in February 2021 and 2022, and 124,481 RSUs which shall vest in one-third installments in February 2021, 2022 and 2023; provided, in each instance that Mr. Yale is in continued compliance with certain covenants in Mr. Yale’s employment agreement (the “Yale Agreement”) and subject to certain provisions of such agreement relating to a change in control of the Company, and (iii) 225,654 unearned and unvested PSUs which shall be earned based upon the satisfaction of certain relative TSR criteria with the number of earned PSUs ranging from 0% to 150% of the allocated amount awarded to Mr. Yale based on the Company’s TSR performance over the three-year performance period established at the time the respective PSU is allocated; provided, in each instance that Mr. Yale is in continued compliance with certain covenants in the Yale Agreement and subject to certain provisions of such agreement relating to a change in control of the Company. The RSUs and PSUs each represent a contingent right to receive one Common Share. All vesting of the aforementioned securities is subject to Mr. Yale’s continued employment on the date the respective security vests or is earned. None of Mr. Yale’s holdings are pledged as collateral or security.

(7)

Represents 149,940 unrestricted Common Shares held directly by Mr. Demchak. Excluded from the total are: (i) 28,162 vested LTIPs which may be converted (at Mr. Demchak’s option) into a corresponding number of O.P. Units on a one-for-one basis subject to the terms and conditions of the applicable certificate of designation that relates to the units, (ii) 146,281 unvested RSUs of which 13,661 RSUs will vest in February 2021, 28,886 RSUs will vest in installments in February 2021 and 2022, and 103,734 RSUs shall vest in one-third installments in February 2021, 2022 and 2023, provided, in each instance that Mr. Demchak is in continued compliance with certain covenants in his employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. Also excludes 188,046 unearned and unvested PSUs which shall be earned based upon the satisfaction of certain relative TSR criteria with the number of earned PSUs ranging from 0% to 150% of the allocated amount awarded to Mr. Demchak based on the Company’s TSR performance over the three-year performance period established at the time the respective PSU is allocated; provided, in each instance that Mr. Demchak is in continued compliance with certain covenants in his employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. The RSUs and PSUs each represent a contingent right to receive one Common Share. All vesting of the aforementioned securities is subject to Mr. Demchak’s continued employment on the date the respective security vests or is earned. None of Mr. Demchak’s holdings are pledged as collateral or security.

(8)

Represents 85,519 unrestricted Common Shares held directly by Ms. Indest. Excluded from the total are: (i) 25,164 vested LTIPs which may be converted (at Ms. Indest’s option) into a corresponding number of O.P. Units on a one-for-one basis subject to the terms and conditions of the applicable certificate of designation that relates to the units, (ii) 91,888 unvested RSUs of which 6,196 RSUs will vest in February 2021, 17,850 RSUs will vest in installments in February 2021 and 2022, and 67,842 RSUs shall vest in one-third installments in February 2021, 2022 and 2023, provided, in each instance that Ms. Indest is in continued compliance with certain covenants in her employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. Also excludes 113,204 unearned and unvested PSUs which shall be earned based upon the satisfaction of certain relative TSR criteria with the number of earned PSUs ranging from 0% to 150% of the allocated amount awarded to Ms. Indest based on the Company’s TSR performance over the three-year performance period established at the time the respective PSU is allocated; provided, in each instance that Ms. Indest is in continued compliance with certain covenants in her employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. The RSUs and PSUs each represent a contingent right to receive one Common Share. All vesting of the aforementioned securities is subject to Ms. Indest’s continued employment on the date the respective security vests or is earned. None of Ms. Indest’s holdings are pledged as collateral or security.

(9)

Represents 34,115 unrestricted Common Shares held directly by Mr. Lindimore and 21,687 fully vested stock options. Excluded from the total are: (i) 6,563 vested LTIPs which may be converted (at Mr. Lindimore’s option) into a corresponding number of O.P. Units on a one-for-one basis subject to the terms and conditions of the applicable certificate of designation that relates to the units, (ii) 98,040 unvested RSUs of which 7,044 RSUs will vest in installments in February 2021, 15,340 RSUs shall vest in installments in February 2021 and 2022, and 75,656 RSUs shall vest in one-third installments in February 2021, 2022 and 2023, provided, in each instance that Mr. Lindimore is in continued compliance with certain covenants in his employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. Also excludes 119,797 unearned and unvested PSUs which shall be earned based upon the satisfaction of certain relative TSR criteria with the number of earned PSUs ranging from 0% to 150% of the allocated amount awarded to Mr. Lindimore based on the Company’s TSR performance over the three-year performance period established at the time the respective PSU is allocated; provided, in each instance that Mr. Lindimore is in continued compliance with certain covenants in his employment agreement and subject to certain provisions of such agreement relating to a change in control of the Company. The RSUs and PSUs each represent a contingent right to receive one Common Share. All vesting of the aforementioned securities is subject to Mr. Lindimore’s continued employment on the date the respective security vests or is earned. None of Mr. Lindimore’s holdings are pledged as collateral or security.

(10)

Represents 11,459 unrestricted registered Common Shares held directly by Mr. Ajdaharian. Excluded from the total are 17,357 vested LTIPs which may be converted (at Mr. Ajdaharian’s option) into a corresponding number of O.P. Units on a one-for-one basis subject to the terms and conditions of the applicable certificate of designation that relates to the units. Although Mr. Ajdaharian’s was one of the named executive officers the Company disclosed for 2019, his employment was terminated on February 5, 2019.

(11)

Includes 28,300 unrestricted Common Shares held directly by Mr. Birge as well as 100,363 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Mr. Birge leaving the Board, he will receive one Common Share for each vested RSU that he holds. None of Mr. Birge’s holdings are pledged as collateral or security.

(12)

Represents 71,347 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Mr. Dillon leaving the Board, he will receive one Common Share for each vested RSU that he holds. None of Mr. Dillon’s holdings are pledged as collateral or security.

(13)

Includes 69,200 unrestricted Common Shares held directly by Mr. Laikin, 221,700 Common Shares held indirectly through Mr. Laikin’s retirement account, and 127,206 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Mr. Laikin leaving the Board, he will receive one Common Share for each vested RSU that he holds. None of Mr. Laikin’s holdings are pledged as collateral or security.

(14)

Includes 14,800 unrestricted Common Shares held directly by Mr. Levy as well as 71,347 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Mr. Levy leaving the Board, he will receive one Common Share for each vested RSU that he holds. None of Mr. Levy’s holdings are pledged as collateral or security.

(15)

Includes 100,000 unrestricted Common Shares held directly by Ms. Soffer as well as 86,859 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Ms. Soffer leaving the Board, she will receive one Common Share for each vested RSU that she holds. None of Ms. Soffer’s holdings are pledged as collateral or security.

(16)

Includes 25,000 unrestricted Common Shares held directly by Ms. von Blucher as well as 68,743 vested RSUs. Vested RSUs represent a contingent right to receive one Common Share. Upon Ms. von Blucher leaving the Board, she will receive one Common Share for each vested RSU that she holds. None of Ms. von Blucher’s holdings are pledged as collateral or security.

(17)

Based solely upon information contained in a Schedule 13G/A filed with the SEC on July 10, 2020 in which BlackRock, Inc. ("BlackRock") reported that it held sole power to vote 20,262,172 of the Common Shares reported in the table above and owned beneficially and had sole power to dispose of all of the Common Shares reported in the table above. The address of BlackRock reported in the Schedule 13G/A is 55 East 52nd Street, New York, NY 10055.

(18)

Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 11, 2020 in which The Vanguard Group, Inc. (“Vanguard”) reported that it had sole dispositive power over 30,471,219 of the Common Shares reported in the table above, shared dispositive power over 387,420 of the Common Shares reported in the table above, sole voting power over 372,894 of the Common Shares reported in the table above, and shared voting power over 232,842 of the Common Shares reported in the table above. The address of Vanguard reported in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.

(19)

Based solely upon information contained in a Schedule 13G filed with the SEC on February 14, 2020 in which State Street Corporation (“State Street”) reported that it had shared voting power over 8,540,193 of the Common Shares reported in the table above and shared dispositive power over all of the Common Shares reported in the table above. The address of State Street reported in the Schedule 13G is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

(20)

Includes the beneficially owned amounts reported in the table for each named executive officer employed by the Company as of the Record Date and members of the Board plus 6,087 Common Shares and 48,856 vested stock options by one other executive officer of the Company. All vesting of the aforementioned securities is subject to the continued employment of the executive officer on the date the respective security vests.

GENERAL INFORMATION

SHAREHOLDER PROPOSALS AT OUR 2021 ANNUAL MEETING OF SHAREHOLDERS

Rule 14a-8 Shareholder Proposals

To be considered for inclusion in the proxy materials for the 2021 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act, a shareholder proposal made pursuant to such rule must be received by our Corporate Secretary at 180 East Broad Street, Columbus, Ohio 43215 by the close of business on December 30, 2020. If the date of such meeting is changed by more than thirty (30) days from June 15, 2021, the proposal must be received by us at a reasonable time before we begin to print and send our proxy materials. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations.

Shareholder Proposals or Other Business Outside of the Rule 14a-8 Process

Our Amended and Restated Bylaws (the “Bylaws”) also establish an advance notice procedure for shareholders who wish to present a proposal of business or nominate a director before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8. Pursuant to our Bylaws, such a proposal of business or nomination of a director may be brought before the meeting by a shareholder who is entitled to vote at such meeting and who gives timely notice of such proposal or nomination and otherwise satisfies the applicable requirements set forth in our Bylaws. To be timely for the 2021 Annual Meeting of Shareholders, such notice must be received by our Corporate Secretary at 180 East Broad Street, Columbus, Ohio 43215 by the close of business on February 15, 2021. If the date of the 2021 Annual Meeting of Shareholders is changed by more than thirty (30) days from June 15, 2021, the proposal must be received by us not later than the close of business on the later of 120 calendar days in advance of the 2021 Annual Meeting of Shareholders or ten (10) calendar days following the date upon which public announcement of the date of the meeting is first made.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement (or other shareholder materials like this Proxy Statement), or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement by contacting Investor Relations, Washington Prime Group Inc., 180 East Broad Street, Columbus, Ohio 43215, (614) 621-9000.

FINANCIAL AND OTHER INFORMATION

The Company’s Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including certain financial statements and schedules, have been previously made available to the Company’s shareholders.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons and the Company will reimburse them for their reasonable forwarding expenses. Additionally, we have retained Georgeson LLC to assist in the solicitation of proxies. Georgeson LLC will receive a fee of $9,000 and reimbursement of reasonable expenses.

In addition to the use of the mails, proxies may be solicited by directors, executive officers, employees or other representatives of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic, facsimile or e-mail communications with, Common Shareholders or their personal representatives.

By Order of the Board of Directors,

[SIGNATURE]

Robert P. Demchak
October __, 2020	Executive Vice President, General Counsel
and Corporate Secretary

WASHINGTON PRIME GROUP

WASHINGTON PRIME GROUP INC.
180 EAST BROAD STREET
COLUMBUS, OH 43215

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/WPG2020SM.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Washington Prime Group Inc., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

To Vote, Mark Blocks Below In Blue or Black Ink As Follows _ Keep This Portion For Your Records

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED   Detach And Return This Portion Only

WASHINGTON PRIME GROUP INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW.

	For	Against	Abstain
1. To authorize the amendment of the Amended and Restated Articles of Incorporation of Washington Prime Group Inc. ("WPG") to effect a one (1) for nine (9) reverse stock split of WPG's outstanding common stock.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). **If no direction is made then this proxy will be voted FOR the Proposal listed above.**

Please e-mail your address changes or comments to: wpgir@washingtonprime.com.

	Yes	No
Please indicate if you plan to attend this virtual meeting.	☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should sign personally. All holders must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date